UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 19, 2023
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 19, 2023, SEI Investments Company (the “Company”) and Wayne Withrow, the Company’s Executive Vice President, Head of Global Asset Management of the Company, entered into a Confidential Separation and General Release of Claims Agreement (the “Separation Agreement”) in connection with Mr. Withrow’s retirement, which will become effective on February 28, 2024 (the “Separation Date”).
Under the Separation Agreement, Mr. Withrow will receive a payment of $3,800,000 (the “Severance Amount”) payable in equal installments on a bi-weekly basis for a period of 24 months after the end of the statutory revocation periods described in the Separation Agreement and the Supplemental Release Agreement attached as an exhibit to the Separation Agreement (the “Supplemental Release Agreement”). Mr. Withrow’s receipt of the Severance Amount is conditioned on his continued compliance with the Separation Agreement, which includes a covenant not to sue and a release of claims against the Company, as well as confidentiality, non-disclosure, non-disparagement, non-solicitation, non-competition and other customary provisions, and with the Supplemental Release Agreement.
Pursuant to the terms of the SEI 2014 Omnibus Equity Compensation Plan and related grant agreements, the unvested portion of any equity awards held by Mr. Withrow on the Separation Date will be cancelled immediately and the vested portion of any equity awards held by Mr. Withrow on the Separation Date will be exercisable for 90 days after the Separation Date. After such 90-day period, all vested and unexercised equity awards will be cancelled. The Company will also pay 80% of Mr. Withrow’s COBRA premiums for a period of 12 months.
The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 99.1. A press release by the Company relating to Mr. Withrow’s retirement, issued by the Company on December 22, 2023, is attached hereto as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Confidential Separation and General Release of Claims Agreement, dated as of December 19, 2023, by and between the Company and Wayne Withrow

99.2	Press Release of SEI Investments Company dated December 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	December 22, 2023	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer